UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 7, 2016 (September 6, 2016)

Commission File Number	Exact Name of Registrant as Specified in its Charter, Address of Principal Executive Offices and Telephone Number	State of Incorporation	I.R.S. Employer Identification No.

1-9516	ICAHN ENTERPRISES L.P. 767 Fifth Avenue, Suite 4700 New York, New York 10153 (212) 702-4300	Delaware	13-3398766

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 6, 2016, American Entertainment Properties Corp., a Delaware corporation and indirect wholly owned subsidiary of Icahn Enterprises L.P. and Icahn Enterprises Holdings L.P. (“AEP”) and IEH FM Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of AEP ( “Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Federal-Mogul Holdings Corporation, a Delaware corporation (“FDML”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the “Offer”) to acquire, subject to the terms and conditions of the Merger Agreement, all of the issued and outstanding shares of FDML’s common stock, par value $0.01 per share (the “Common Stock”), not already owned by Merger Sub and its affiliates, for a purchase price of $9.25 per share, net to the seller in cash (the “Offer Price”), without interest, less any applicable tax withholding.

Merger Sub has agreed to commence (within the meaning of Rule 14d-2 under the Securities Exchange Act of 1934 (the “Exchange Act”)) the Offer as promptly as practicable after the date of the Merger Agreement. The consummation of the Offer is conditioned on (a) a non-waivable condition that there be validly tendered in the Offer (and not properly withdrawn) that number of shares which would (i) represent at least a majority of the issued and outstanding shares of Common Stock, excluding shares owned by Icahn Enterprises L.P., the ultimate parent of Merger Sub (“IEP”), AEP, Merger Sub, any of their respective affiliates, and (ii) together with the shares of Common Stock then owned by Merger Sub, represent at least one share of Common Stock more than 90% of the then outstanding shares of Common Stock, (b) the accuracy of the representations and warranties and compliance with the covenants contained in the Merger Agreement, subject to certain qualifications, and (c) other customary conditions.

The Merger Agreement provides that, subject to its terms and conditions, as soon as practicable following the consummation of the Offer, Merger Sub will merge with and into FDML (the “Merger” and, together with the Offer, the “Transactions”), with FDML surviving the Merger as an indirect wholly owned subsidiary of IEP. The consummation of the Merger is subject to Merger Sub having accepted for payment and paid for shares of Common Stock validly tendered (and not properly withdrawn) in the Offer and another customary closing condition.

At the effective time of the Merger, each share of Common Stock not purchased in the Offer, other than shares owned (i) by Merger Sub, AEP or any of their respective affiliates, (ii) by FDML or any of its subsidiaries, or (iii)  by any stockholder of FDML who has submitted and has not withdrawn or otherwise lost or failed to perfect a demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware, will be converted into the right to receive an amount, in cash and without interest, equal to the Offer Price.

Each outstanding equity award under FDML’s stock plans that is outstanding immediately prior to the effective time of the Merger will remain outstanding subject to the vesting and other restrictions set forth in the applicable award agreement and such stock plans and vesting of such equity awards will not be accelerated by virtue of the transactions contemplated by the Merger Agreement.

The parties to the Merger Agreement have made have made customary representations, warranties and covenants in the Merger Agreement. The Merger Agreement also contains certain termination rights of AEP and FDML.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about AEP, Merger Sub or FDML. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to the Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors are not third party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 8.01 Other Events.

On September 6, 2016, IEP and FDML issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report.

Additional Information and Where to Find It

The Offer described above has not yet commenced. This Current Report on Form 8-K is not an offer to purchase nor a solicitation of an offer to sell securities. The tender offer transaction to be commenced by Merger Sub will be made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related Letter of Transmittal, a joint Schedule 13E-3 and other offer materials) filed by the Merger Sub with the U.S. Securities and Exchange Commission (the “SEC”). In addition, FDML will file a Solicitation/Recommendation statement on Schedule 14D-9 with the SEC related to the tender offer. Prior to making any decision regarding the tender offer, stockholders are strongly advised to read the Schedule TO (including the Offer to Purchase, a related Letter of Transmittal, the joint Schedule 13E-3 and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9. Stockholders will be able to obtain the Schedule TO (including the Offer to Purchase, a related Letter of Transmittal, the joint Schedule 13E-3 and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9 at no charge on the SEC’s website at www.sec.gov. In addition, the Schedule TO (including the Offer to Purchase, a related Letter of Transmittal, the joint Schedule 13E-3 and other offer materials) and the related Solicitation/Recommendation statement on Schedule 14D-9 may be obtained free of charge from the information agent for the tender offer.  STOCKHOLDERS OF FDML ARE ADVISED TO READ THESE DOCUMENTS, INCLUDING ANY SOLICITATION/RECOMMENDATION STATEMENT OF FDML AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Forward-Looking Statements

Statements in this Current Report on Form 8-K may contain, in addition to historical information, certain forward-looking statements. Some of these forward-looking statements may contain words like “believe,” “may,” “could,” “would,” “might,” “possible,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or they may use future dates. Forward-looking statements in this document include without limitation statements regarding the planned completion of the Offer and the Merger. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: statements regarding the anticipated benefits of the transaction; statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; the percentage of FDML’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees and customers; stockholder litigation in connection with the transaction resulting in significant costs of defense, indemnification and liability; and other risks and uncertainties discussed in Icahn Enterprises Holdings L.P.’s and IEP’s filings with the SEC, including the “Risk Factors” sections of their Annual Reports on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q, as well as the tender offer statement on Schedule TO (including the Offer to Purchase, a related Letter of Transmittal, a joint Schedule 13E-3 and other offer materials) to be filed with the SEC by Merger Sub and the a Solicitation/Recommendation statement on Schedule 14D-9 to be filed with the SEC by FDML.  None of Merger Sub, AEP, Icahn Enterprises Holdings L.P. or IEP undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 6, 2016, by and among American Entertainment Properties Corp, IEH FM Holdings LLC and Federal-Mogul Holdings Corporation.

99.1	Joint Press Release issued by Icahn Enterprises L.P. and Federal-Mogul Holdings Corporation on September 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P. (Registrant)

	By:	Icahn Enterprises G.P. Inc. its general partner

Date: September 7, 2016		By:	/s/ Peter Reck
Peter Reck
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 6, 2016, by and among American Entertainment Properties Corp., IEH FM Holdings LLC and Federal-Mogul Holdings Corporation.

99.1	Joint Press Release issued by Icahn Enterprises L.P. and Federal-Mogul Holdings Corporation on September 6, 2016.